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                               THIRD AVENUE FUNDS





                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO







                                  ANNUAL REPORT
                                  -------------


                                DECEMBER 31, 2000

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                          THIRD AVENUE VALUE PORTFOLIO

Dear Third Avenue Value Portfolio Shareholder:

At December 31, 2000, the audited net asset value attributable to the 2,101,900 common shares outstanding of the Third Avenue Variable Series Trust ("TAVT," "Third Avenue," or the "Portfolio") was $15.21 per share. This compares with unaudited net asset values of $13.73, $12.65 and $11.87, as of September 30, 2000, June 30, 2000, March 31, 2000, respectively and an audited net asset value of $10.84 as of December 31, 1999.

PORTFOLIO ACTIVITY

During the year ended December 31, 2000, new positions were established in the distressed credits of two issuers, and twenty-four new common stock positions were acquired. Two new common stock issues--Florida East Coast Industries and Trenwick Group--were obtained as the results of a spin-off and a merger involving an exchange of common stocks, respectively. We were taken out of six positions as a result of resource conversion activities and one equity investment was eliminated.


PRINCIPAL AMOUNT OR
NUMBER OF SHARES        NEW POSITIONS ACQUIRED
$500,000                USG Corp. 9.25%, due 9/15/01 ("USG Notes")

$500,000                Pacific Gas & Electric First Mortgage Bank 7.875%, due 3/1/02 ("PG&E Notes")

50,000 shares           American Power Conversion Corp. Common Stock ("APC Common")

47,600 shares           Arch Capital Group, Ltd. Common Stock ("Arch Common")

60,000 shares           AVX Corp. Common Stock ("AVX Common")

16,500 shares           Bel Fuse, Inc. Class B Common Stock ("Bel Fuse Common")

30,000 shares           Brooks Automations, Inc. Common Stock ("Brooks Common")

40,000 shares           C.I.T. Group, Inc. Class A Common Stock ("CIT Common")

21,000 shares           Credence Systems Corp. Common Stock ("Credence Common")

25,000 shares           Cummins Engine Co., Inc. Common Stock ("Cummins Common")

51,775 shares           D.R. Horton, Inc. Common Stock ("Horton Common")

30,000 shares           Electro Scientific Industries, Inc. Common Stock ("ESI Common")

11,931 shares           Florida East Coast Industries, Inc. Class B Common Stock ("FEC Common")

30,800 shares           GaSonics International Corp. Common Stock ("Gasonics Common")

25,000 shares           KEMET Corp. Common Stock ("Kemet Common")

20,000 shares           Paccar, Inc. Common Stock ("Paccar Common")

46,700 shares           Prime Group Realty Trust Common Stock ("Prime Group Common")

25,000 shares           Silicon Valley Group, Inc. Common Stock ("Silicon Common")

175,000 shares          The Chiyoda Fire & Marine Insurance Co., Ltd. Common Stock
                        ("Chiyoda Common")

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

PRINCIPAL AMOUNT OR
NUMBER OF SHARES         NEW POSITIONS ACQUIRED
30,000 shares            The St. Joe Corp. Common Stock ("St. Joe Common")

10,000 shares            The Tokio Marine & Fire Insurance Co., Ltd. Sponsored ADR Common Stock ("Tokio Common")

32,000 shares            Toyoda Automatic Loom Works, Ltd. Common Stock ("Toyoda Common")

45,000 shares            Trenwick Group, Ltd. Common Stock ("Trenwick Common")

33,500 shares            Trinity Industries, Inc. Common Stock ("Trinity Common")

27,500 shares            USG Corp. Common Stock ("USG Common")

98,600 shares            Value City Department Stores, Inc. Common Stock ("Value City Common")

                         INCREASES IN EXISTING POSITIONS

23,500 shares            Alamo Group, Inc. Common Stock ("Alamo Common")

5,600 shares             Analogic Corp. Common Stock ("Analogic Common")

5,300 shares             Capital Southwest Corp. Common Stock ("Capital Common")

16,000 shares            Catellus Development Corp. Common Stock ("Catellus Common")

40,000 shares            Deltic Timber Corp. Common Stock ("Deltic Common")

1,500 shares             First American Corp. Common Stock ("First American Common")

1,400 shares             Forest City Enterprises, Inc. Class A Common Stock ("Forest Common")

68,500 shares            FSI International, Inc. Common Stock ("FSI Common")

8,500 shares             Koger Equity, Inc. Common Stock ("Koger Common")

6,500 shares             Leucadia National Corp. Common Stock ("Leucadia Common")

17,000 shares            Liberty Financial Companies, Inc. Common Stock ("Liberty Common")

8,000 shares             LNR Property Corp. Common Stock ("LNR Common")

7,000 shares             MBIA, Inc. Common Stock ("MBIA Common")

29,000 shares            PAREXEL International Corp. Common Stock ("Parexel Common")

30,000 shares            Stewart Information Services Corp. Common Stock ("Stewart Common")

20,000 shares            Wellsford Real Properties, Inc. Common Stock ("Wellsford Common")

                         POSITIONS ELIMINATED

16,300 shares            ACT Network, Inc. Common Stock ("ACT Common")

19,000 shares            Evans & Sutherland Computer Corp. Common Stock
                         ("Evans Sutherland Common")

1,200 shares             Gleason Corp. Common Stock ("Gleason Common")

10,000 shares            LaSalle RE Holdings Common Stock ("LaSalle RE Common")

6,500 shares             Risk Capital Holdings, Inc. Common Stock ("Risk Capital Common")

5,000 shares             Vertex Communications Corp. Common Stock ("Vertex Common")


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DISTRESS CREDITS

The utter panic and pessimism that characterized much of the financial markets during the last quarter of the year played right into our strength. The Portfolio acquired two distressed debt positions--USG Corp. 9.25% due 9/15/01 ("USG") and Pacific Gas & Electric 7.88% First Mortgage Bonds due 3/1/02 ("PG&E"). USG is the leading North American manufacturer of Gypsum wallboard under the SHEETROCK brand name. Both the USG and PG&E positions illustrate our taking advantage of these conditions. Both bonds were purchased to yield well in excess of 20%, and both issues should do well even if both corporations file for bankruptcy. The number and size of our purchasing activity during the quarter speaks volumes about our ability to take advantage of the uncertainty that is the friend of every buyer of long-term values.

OTHER SECURITIES ACQUIRED

Throughout the year, intensified market volatility afforded us great opportunities as buyers. The Portfolio acquired the common stocks of a large number of well-capitalized companies engaged in many different categories of businesses and industries, including industrial equipment, electronic components, semiconductor equipment manufacturers and Japanese Blue Chips.

INDUSTRIAL EQUIPMENT

The common stocks of many industrial companies were selling at multi-year lows last year. We took advantage of this opportunity and established positions in
Cummins, Paccar and Trinity. As evidenced by our purchase of Trinity, we continue to identify new bargains, with a renewed interest in "old economy" industrial companies selling at dirt-cheap prices, and using the best that the "new economy" has to offer. Trinity Industries is a diversified industrial company whose main business, railcar manufacturing, has begun to slow down. This slowdown accounts for much of the recent decline in Trinity's stock price. Trinity is a leader in a number of its other businesses, which include inland barges, concrete and aggregates, highway guardrail treatments and other industrial products.

ELECTRONICS

Similarly, many technology stocks have retreated to attractive buying levels. The Portfolio acquired the common stocks of Bel Fuse, APC, AVX, and Kemet. Bel Fuse is a manufacturer of electronic components, primarily filters, connectors, fuses, and other magnetic components found in a wide variety of telecommunications, automotive, computer and consumer electronics applications. Bel Fuse boasts a strong balance sheet with more than $4 per share in cash and a conservative, but entrepreneurial management team. Owning Bel Fuse enables us to participate in a number of high growth industries "without paying" for the growth. Our other positions within this industry are also well-financed companies. APC makes power supply products. AVX is a leading maker of capacitors, passive components found in a wide variety of electronics applications. Kemet is a well-entrenched manufacturer of capacitors and other electronic components.

SEMICONDUCTOR EQUIPMENT MANUFACTURERS

Throughout the year, we added new names to our investments in the semiconductor equipment manufacturer sector; including extremely well-financed companies with leading positions in the semiconductor capital equipment industry, such as:
Brooks Automation, Credence Systems, and Electro Scientific Industries, Inc.






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JAPANESE BLUE CHIPS

The Portfolio also expanded its holdings in Japan, which now number three and comprise approximately 5% of the portfolio. We added Chiyoda Fire and Marine, a Japanese non-life insurance company trading at a more than 50% discount to net asset value. Chiyoda is a 45%-owned affiliate of Toyota Motor Corporation and is expected to merge with Dai-Tokyo Fire and Marine. We also established positions in Tokio Marine & Fire, the largest non-life insurance company in Japan, and Toyoda Automatic Loom Works, an important supplier of automotive parts to Toyota Motor, which owns 195 million shares of Toyota common stock and has a portfolio of investment securities.

RESOURCE CONVERSION ACTIVITY

The Portfolio benefited from resource conversion activities among eight of our portfolio companies last year. Our positions in Gleason Corporation and Vertex Communications were eliminated owing to cash tender offers for both companies. Our sales of FSA and Act Networks were in response to takeovers at 50% and 100% premiums to the Portfolio's cost basis, respectively. LaSalle Re merged with Trenwick Group, creating a larger and stronger re-insurance organization. Risk Capital completed the first step of its asset conversion activity, repurchasing 28% of its common stock from XL Capital at approximately $12.45 per share. It would not surprise us, given the undervalued nature of many of the remaining holdings, if this activity continued in the quarters ahead. All of this resource conversion activity confirms that our value investment philosophy is alive and well.

THE VALUE TRAP VERSUS THE GROWTH STOCK TRAP

People often ask about the "Value Trap," i.e., owning cheap stocks that just stay cheap forever. After all, the trader's credo is, "A bargain that stays a bargain is not a bargain." The so-called Value Trap does not have any validity for a portfolio that contains true value stocks. Either portions of the portfolio are always working out, whether in takeovers or general market recognition, or the value analysis was not valid to begin with.

In any event, it seems to be much more comfortable to be stuck in the Value Trap than to be caught in the "Growth Stock Trap." Participants in traditional growth stock situations are bound to be really trapped if a) general market conditions change such as might be the case if the NASDAQ Composite were selling at, say, 80 times trailing earnings rather than 120 times earnings or b) the growth stock investor, or analyst, turns out to have been overoptimistic in forecasts of revenues, cash flows or earnings.

Put simply, value investors are, first and foremost, price-conscious, trying as hard as possible to avoid overpaying for WHAT IS. Value investors seek out well-capitalized companies with little or no long-term recourse debt, whose securities are trading at a significant discount to their intrinsic value. It is important to note that buying cheap stocks, simply because they are cheap, is not value investing. Likewise, the fact that a company has a low p:e ratio does not automatically qualify it as a "value" stock. In fact, stocks that have high p:e ratios might very well be classified as value stocks at a point in time when they have temporarily depressed earnings. True value investors invest only in the common stocks of companies that they believe have potential for long-term appreciation--well-managed companies that have the wherewithal to survive industry downturns and create value over the longer term. Investing in these types of value securities should protect investors from falling into the so-called Value Trap.

Growth stock investors, on the other hand, are, first and foremost, outlook conscious, relying on forecasts of both future company flows, whether revenue, earnings or cash; and also forecasts of outlooks for specific markets, whether the S&P 500 or the NASDAQ Composite. Most growth stock investors tend to be price unconscious. By relying upon such forecasts, investors end up paying top dollar for stocks because they are buying what is popular when it is popular, without analyzing the quality of a company's resources. Investors like these can find themselves caught in the Growth Stock Trap.


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Value,  properly done,  does not need public  markets for a "bail out".  Overall markets tend to be efficient enough so that attractively-priced securities always tend to be working out, if not in the public markets, then in merger and
acquisition   markets,   hostile  takeover   markets,   going  private  markets,
recapitalization markets, spin-off markets, or massive share repurchase markets. These resource conversion activities save value investors from having to depend upon the general market for a bail out, and help avoid the Value Trap.

GOING FORWARD

The portfolio returned 40.52%, exemplifying the merits of Third Avenue's "safe and cheap" fundamental value-oriented approach. While we cannot presume, of course, that the future will deliver similarly excellent results, we do believe that our disciplined value philosophy enables us to take advantage of opportunities whose growth potential does not necessarily depend on the general market. It is often the private markets, through takeover or M&A activity, that recognize the value in these out-of-favor companies. We remain vigilant and excited for new investment opportunities in the year ahead.

Sincerely,





/s/ Martin J. Whitman
---------------------
Martin J. Whitman
Chairman of the Board
EQSF Advisers, Inc.









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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 2000


                       PRINCIPAL                                                          VALUE         % OF
                       AMOUNT ($)   ISSUES                                               (NOTE 1)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 2.89%

Building Materials       500,000    USG Corp. 9.25%, due 9/15/01 (b)                   $  462,808       1.45%
                                                                                      -----------

Electrics -              500,000    Pacific Gas & Electric First Mortgage                 460,552       1.44%
Integrated                          7.875%, due 3/01/02                               -----------

                                    TOTAL CORPORATE BONDS
                                    (Cost $869,922)                                       923,360
                                                                                      -----------
                          SHARES
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 86.31%
Annuities & Mutual Fund   25,000    Liberty Financial Companies, Inc.                   1,114,062       3.48%
Management & Sales                                                                    -----------

Bermuda Based             45,000    Trenwick Group, Ltd.                                1,116,562       3.49%
Financial Institutions                                                                -----------

Building Materials        27,500    USG Corp.                                             618,750       1.93%
                                                                                      -----------

Business Development      47,600    Arch Capital Group, Ltd. (a)                          714,000
& Investment Companies     7,000    Capital Southwest Corp.                               368,375
                                                                                      -----------
                                                                                        1,082,375       3.38%
                                                                                      -----------

Electronics               50,000    American Power Conversion Corp. (a)                   618,750
                          60,000    AVX Corp.                                             982,500
                          30,000    Electro Scientific Industries, Inc. (a)               840,000
                          25,000    KEMET Corp. (a)                                       378,125
                                                                                      -----------
                                                                                        2,819,375       8.82%
                                                                                      -----------
Finance                   40,000    C.I.T. Group, Inc. Class A (b)                        805,000       2.52%
                                                                                      -----------

Financial Insurance       44,950     Enhance Financial Services Group, Inc.               693,915
                          11,000     MBIA, Inc.                                           815,375
                                                                                      -----------
                                                                                        1,509,290       4.72%
                                                                                      -----------
Homebuilding              51,775    D. R. Horton, Inc.                                  1,265,251       3.96%
                                                                                      -----------

Industrial Equipment      36,000    Alamo Group, Inc.                                     470,250
                          25,000    Cummins Engine Co., Inc.                              948,437
                          20,000    Paccar, Inc. (b)                                      985,000
                          33,500    Trinity Industies, Inc.                               837,500
                                                                                      -----------
                                                                                        3,241,187      10.14%
                                                                                      -----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT DECEMBER 31, 2000

                                                                                          VALUE         % OF
                          SHARES    ISSUES                                               (NOTE 1)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Industrial - Japan        32,000    Toyoda Automatic Loom Works, Ltd.                  $  630,473       1.97%
                                                                                      -----------

Insurance Holding
Companies                 12,500    Leucadia National Corp.                               442,969       1.39%
                                                                                      -----------

Medical Supplies &
Services                   9,600    Analogic Corp.                                        427,800       1.34%
                                                                                      -----------

Natural Resources &       30,000    Catellus Development Corp. (a)                        525,000
Real Estate               42,500    Deltic Timber Corp.                                 1,014,688
                           5,000    Forest City Enterprises, Inc. Class A                 196,000
                          13,500    Koger Equity, Inc.                                    210,094
                          15,000    LNR Property Corp.                                    330,000
                          30,000    The St. Joe Co.                                       660,000
                          35,000    Wellsford Real Properties, Inc. (a)                   551,250
                                                                                      -----------
                                                                                        3,487,032      10.91%
                                                                                      -----------

Non-Life Insurance -     175,000    The Chiyoda Fire & Marine Insurance  Co, Ltd.         484,238
Japan                     10,000    The Tokio Marine & Fire Insurance Co., Ltd.
                                      Sponsored ADR                                       570,000
                                                                                      -----------
                                                                                        1,054,238       3.30%
                                                                                      -----------

Pharmaceutical Services   40,000    PAREXEL International Corp. (a)                       432,500
                          15,000    Pharmaceutical Product Development, Inc. (a)          745,313
                                                                                      -----------
                                                                                        1,177,813       3.68%
                                                                                      -----------
Real Estate Investment
Trust                     46,700    Prime Group Realty Trust                              671,313       2.10%
                                                                                      -----------

Retail                    98,600    Value City Department Stores, Inc. (b)                517,650       1.62%
                                                                                      -----------

Semiconductor             30,000    Brooks Automation, Inc. (a)                           841,875
Equipment Manufacturers   21,000    Credence Systems Corp. (a)                            483,000
& Related                 77,500    FSI International, Inc. (a)                           649,063
                          30,800    GaSonics International Corp. (a)                      565,950
                          25,000    Silicon Valley Group, Inc. (a)                        718,750
                                                                                      -----------
                                                                                        3,258,638      10.19%
                                                                                      -----------

Technology                16,500    Bel Fuse, Inc. Class B                                561,000       1.75%
                                                                                      -----------

Title Insurance           13,500    First American Corp.                                  443,813
                          42,500    Stewart Information Services Corp. (a)                942,968
                                                                                      -----------
                                                                                        1,386,781       4.34%
                                                                                      -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT DECEMBER 31, 2000

                                                                                          VALUE         % OF
                          SHARES    ISSUES                                               (NOTE 1)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Transportation            11,931    Florida East Coast Industries, Inc. Class B       $   407,891       1.28%
                                                                                      -----------

                                    TOTAL COMMON STOCKS
                                    (Cost $22,601,137)                                 27,595,450
                                                                                      -----------

                     PRINCIPAL
                     AMOUNT ($)
-------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 10.39%

Repurchase Agreements  3,322,431    Bear Stearns, 5.90%, due 1/02/01 (c)                3,322,431      10.39%
                                                                                      -----------

                                    TOTAL SHORT TERM INVESTMENTS
                                    (Cost $3,322,431)                                   3,322,431
                                                                                      -----------

                                    TOTAL INVESTMENT PORTFOLIO - 99.59%
                                    (Cost $26,793,490)                                 31,841,241
                                                                                      -----------

                                    OTHER ASSETS
                                    LESS LIABILITIES - 0.41%                              130,032
                                                                                      -----------

                                    NET ASSETS - 100.00%
                                    (Applicable to 2,101,900
                                    shares outstanding)                               $31,971,273
                                                                                      ===========

----------------
 Notes:
   (a) Non-income producing security.
   (b) Securities in whole or in part on loan.
   (c) Repurchase agreement collteralized by:
       U.S. Treasury Strips, par value $9,450,000, matures 2/15/19, market value $3,390,188.





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


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                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATIONS

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500) AND THE RUSSELL 2000
                     INDEX AND THE RUSSELL 2000 VALUE INDEX

                           Average Annual Total Return

                 1 Year              Since Inception (9/21/99)
                 40.52%                       38.85%


[Figures below represent line chart in printed piece]

                      S&P 500      Russell     Russell 2000
            TAVP*      Index*    2000 Index*   Value Index*
9/21/99     10000      10000        10000         10000
12/31/99    10840      11273        11876         10129
12/31/00    15232.4    10255        11517.3       12441.5








-----------------------
* All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results.

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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                      FOR THE YEAR ENDED DECEMBER 31, 2000


ASSETS:
Investments at value (identified cost of $26,793,490) (Notes 1 and 4)        $31,841,241
Receivable for fund shares sold                                                  113,324
Receivable from investment adviser                                                10,942
Dividends and interest receivable                                                 77,416
Collateral on loaned securities (Note 1)                                         127,391
Other receivables                                                                  1,262
Other assets                                                                         119
                                                                             -----------
    Total assets                                                              32,171,695
                                                                             -----------

LIABILITIES:
Payable for shares redeemed                                                        2,284
Accounts payable and accrued expenses                                             70,747
Collateral on loaned securities (Note 1)                                         127,391
                                                                             -----------
    Total liabilities                                                            200,422
                                                                             -----------
    Net assets                                                               $31,971,273
                                                                             ===========

SUMMARY OF NET ASSETS:

Common stock, unlimited shares authorized, $0.001 par value,
   2,101,900 shares outstanding                                              $25,975,038
Accumulated undistributed net investment income                                  125,401
Accumulated undistributed net realized gain on investments                       823,083
Net unrealized appreciation of investments                                     5,047,751
                                                                             -----------
   Net assets applicable to capital shares outstanding                       $31,971,273
                                                                             ===========
Net asset value, offering and redemption price per share                     $     15.21
                                                                             ===========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $605)                $  162,652
Interest                                                             153,267
                                                                  ----------
Total Investment Income                                              315,919
                                                                  ----------

EXPENSES:
Investment advisory fees (Note 3)                                    133,588
Directors' fees and expenses                                          67,033
Administration fees (Note 3)                                          32,358
Accounting services fees                                              25,387
Auditing and tax consulting fees                                      25,000
Transfer agent fees                                                   24,143
Reports to shareholders                                               21,198
Custodian fees                                                        12,236
Service fees (Note 3)                                                 11,880
Professional fees                                                      9,000
Postage fees                                                           5,962
Legal fees                                                             5,185
Miscellaneous expenses                                                   630
Insurance fees                                                           327
                                                                  ----------
Total operating expenses                                             373,927
                                                                  ----------
Expenses waived and reimbursed (Note 3)                            (180,937)
                                                                  ----------
Net expenses                                                         192,990
                                                                  ----------
Net investment income                                                122,929
                                                                  ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments                                    825,718
Net change in unrealized appreciation on investments               4,790,145
                                                                  ----------
Net realized and unrealized gains on investments                   5,615,863
                                                                  ----------
Net increase in net assets resulting from operations              $5,738,792
                                                                  ==========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


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                                       11
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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE                 FOR THE
                                                                          YEAR ENDED            PERIOD ENDED
                                                                       DECEMBER 31, 2000     DECEMBER 31, 1999*
                                                                       -----------------     ------------------
OPERATIONS:
  Net investment income                                                   $   122,929            $   13,228
  Net realized gains on investments                                           825,718                    --
  Net change in unrealized appreciation on investments                      4,790,145               257,606
                                                                          -----------            ----------
  Net increase in net assets resulting from operations                      5,738,792               270,834
                                                                          -----------            ----------
DISTRIBUTIONS TO SHAREHOLDERS:

  Dividends to shareholders from net investment income                        (16,936)                   --
                                                                          -----------            ----------
CAPITAL SHARE TRANSACTIONS:

  Proceeds from sale of shares                                             22,745,808             4,149,770
  Net asset value of shares issued in reinvestment of
    dividends and distributions                                                16,936                    --
  Cost of shares redeemed                                                    (880,371)              (53,660)
                                                                          -----------            ----------
  Net increase in net assets resulting from capital
    share transactions                                                     21,882,373             4,096,110
                                                                          -----------            ----------
  Net increase in net assets                                               27,604,229             4,366,944
  Net assets at beginning of year                                           4,367,044                   100
                                                                          -----------            ----------
  Net assets at end of year (including undistributed net investment
    income of $125,401 and $13,228, respectively)                         $31,971,273            $4,367,044
                                                                          ===========            ==========

  *The Fund commenced investment operations September 21, 1999.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


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                               [GRAPHIC OMITTED]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING  THROUGHOUT THE PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                    FOR THE                 FOR THE
                                                                   YEAR ENDED            PERIOD ENDED
                                                                DECEMBER 31, 2000     DECEMBER 31, 1999*
                                                                -----------------     ------------------
Net Asset Value, Beginning of Year                                   $10.84                 $10.00
                                                                     ------                 ------
Income from Investment Operations:
  Net investment income                                                0.04                   0.03
  Net realized and unrealized gains on securities                      4.35                   0.81
                                                                     ------                 ------
  Total from Investment Operations                                     4.39                   0.84
                                                                     ------                 ------

Less distributions from net investment income                         (0.02)                  0.00
                                                                     ------                 ------

Net Asset Value, End of Year                                         $15.21                 $10.84
                                                                     ======                 ======
Total Return                                                          40.52%                 8.40%(1)
Ratios/Supplemental Data:
Net Assets, End of period (in thousands)                            $31,971                 $4,367
  Ratio of Expenses to Average Net Assets
    Before expense reimbursement                                       2.52%                 34.43%(2)
    After expense reimbursement                                        1.30%                  1.30%(2)
  Ratio of Net Income (Loss) to Average Net Assets
    Before expense reimbursement                                      (0.39%)               (30.14%)(2)
    After expense reimbursement                                        0.83%                  2.99%(2)
  Portfolio Turnover Rate                                                18%                     0%(1)


(1) Not Annualized
(2) Annualized--Note that annualized expenses and net income (loss) before expense reimbursement are not necessarily indicative of expected expenses due to the annualization of certain fixed expenses.
 *  The Fund commenced investment operations September 21, 1999.







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


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                               [GRAPHIC OMITTED]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:

Third Avenue Variable Series Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated June 16, 1999. The Trust currently consists of one investment series, Third Avenue Value Portfolio (the "Portfolio"). The Portfolio seeks to achieve its investment objective of long-term capital appreciation by adhering to a strict value discipline when selecting securities. The Portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies without significant debt in comparison to their cash resources) at a substantial discount to what the Adviser believes is their true value.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2000, the Trust was offered by one insurance company and accordingly a decision by such insurance company to withdraw its participation may have a negative impact on the Trust.

ACCOUNTING POLICIES:

The policies described below are followed consistently by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:

Securities traded on a principal stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by the Portfolio on the 60th day prior to maturity, based on the value determined on that day.

The Portfolio may invest up to 15% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. As of December 31, 2000 there were no fair valued securities held.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.


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                                       14
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                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

         o INVESTMENTS: At the prevailing rates of exchange on the valuation date.
         o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

LOANS OF PORTFOLIO SECURITIES:

The Portfolio loaned securities during the period to certain brokers, with the Portfolio's custodian acting as lending agent. Upon entering into such loans, the Portfolio receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders fees, which is included in interest income in the Statement of Operations. On a daily basis, it is the Portfolio's policy to monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Portfolio may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the year ended December 31, 2000, the Portfolio had securities lending income included in interest income totaling $351.

The value of the loaned security and related collateral outstanding at December 31, 2000, was as follows:

                    VALUE OF                              VALUE OF
                 SECURITY LOANED                         COLLATERAL
                 ---------------                         ----------
                    $127,248                              $127,391





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                                       15
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                               [GRAPHIC OMITTED]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

The collateral for the Portfolio consisted of cash, which was invested as follows:


                               PRINCIPAL
                               AMOUNT ($)             ISSUES                          VALUE ($)
                               ----------             ------                          ---------
     Repurchase agreement         5,100     Bear Stearns, 6.69%, due 1/02/01              5,100
                                            Collateralized by U.S. Treasury Strips,
                                            par value $15,000, matures 2/15/19,
                                            market value $5,381

     Repurchase agreement       122,291     Bear Stearns, 3.28%, due 1/02/01            122,291
                                            Collateralized by U.S. Treasury Strips,
                                            par value $350,000, matures 2/15/19,
                                            market value $125,563

REPURCHASE AGREEMENTS:

The Portfolio may invest excess cash in repurchase agreements whereby the Portfolio purchases investments which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Portfolio's custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

FEDERAL INCOME TAXES:

The Portfolio has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

EXPENSE ALLOCATION:

Expenses attributable to the Portfolio are charged to the Portfolio. Certain expenses are shared with the Funds in Third Avenue Trust, an affiliated fund group. Such costs are allocated using the ratio of the Portfolio's net assets relative to the total net assets of Third Avenue Trust.


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                                       16
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                               [GRAPHIC OMITTED]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

TRUSTEES FEES:

The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 in January of each year for the previous year's service.

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:

The cost of purchases, and proceeds from sales and conversions of investments, excluding short-term investments, for the year ended December 31, 2000 were as follows:

                       PURCHASES                  SALES
                   ----------------         ----------------
                      $21,614,792              $2,311,499


At December 31, 2000, cost and gross unrealized appreciation and gross unrealized depreciation, for Federal income tax purposes were as follows:


                                                                       NET APPRECIATION/
           COST           GROSS APPRECIATION     GROSS DEPRECIATION     (DEPRECIATION)
     ----------------     ------------------     ------------------    ----------------
        $26,793,490           $6,189,693             $1,141,942           $5,047,751

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS

The Portfolio has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the Portfolio, payable each month.

Under current arrangements, whenever, in any fiscal year, the Portfolio's normal operating expenses, including the investment advisory fee, but excluding broker commissions, exceeds 1.30% of the Portfolio's average net assets, the Adviser reimburses the Portfolio in an amount equal to that excess. The Adviser waived fees of $133,588 and reimbursed $47,349 for the year ended December 31, 2000.

The Trust has entered into an Administration Agreement with the Adviser under which the Adviser provides all administrative services to the Trust other than providing investment advice, distribution and maintenance of the Portfolio's accounting records. The Adviser has entered into a sub-administration agreement with PFPC Inc. For such services, the Portfolio pays the Adviser an annual fee of $32,000 of which a portion is paid to PFPC Inc.

The Trust has entered into a shareholder servicing agreement for which the service agent receives a fee of 0.10% of the average daily net assets invested in the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agent renders to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.


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                                       17
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                               [GRAPHIC OMITTED]

                       THIRD AVENUE VARIABLE SERIES TRUST
                          THIRD AVENUE VALUE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

Martin J. Whitman, the Chairman and a director of the Trust, is the Chairman of M.J. Whitman Holding Corp., which is the parent of M.J. Whitman, Inc., a registered broker-dealer. For the year ended December 31, 2000, the Portfolio incurred total brokerage commissions, which includes commissions earned by M.J. Whitman, Inc. as follows:

                  TOTAL COMMISSIONS             M.J. WHITMAN, INC.
                  -----------------             ------------------
                       $57,091                        $47,507

5. CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value. Transactions in capital stock were as follows:

                                                                                    FOR THE
                                                       FOR THE             PERIOD SEPTEMBER 21, 1999
                                                     YEAR ENDED          (COMMENCEMENT OF OPERATIONS)
                                                  DECEMBER 31, 2000        THROUGH DECEMBER 31, 1999
                                                  -----------------       ---------------------------
Increase in Portfolio shares:
Shares outstanding beginning of period                 402,689                          10

Shares sold                                          1,767,418                     408,116
Shares reinvested                                        1,404                          --
Shares redeemed                                       (69,611)                     (5,437)
                                                     ---------                     -------
Net increase in Portfolio shares                     1,699,211                     402,679
                                                     ---------                     -------
Shares outstanding at end of period                  2,101,900                     402,689
                                                     =========                     =======

6. COMMITMENTS AND CONTINGENCIES

As indicated in Note 3, the Adviser has waived or reimbursed certain expenses of the Portfolio since its inception. To the extent that such waived or reimbursed fees and expenses can be repaid to the Adviser within a three year period without exceeding the expense cap in a given year, such amounts will be repaid. The total amount of waivers and reimbursements since the Portfolio's inception through December 31, 2000 amount to $327,253.


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                                       18
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                               [GRAPHIC OMITTED]

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of

Third Avenue Variable Series Trust - Third Avenue Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Variable Series Trust
- Third Avenue Value Portfolio (the "Portfolio") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period September 21, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 29, 2001









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                                       19
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


                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                  W. James Hall, General Counsel and Secretary

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                              New York, N.Y. 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231


                               [GRAPHIC OMITTED]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                               PHONE (212)888-5222
                             TOLL FREE (800)443-1021
                                FAX (212)888-6757
                            www.thirdavenuefunds.com